Morgan Stanley Mid-Cap Value Fund
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Security     Date    Price    Shares   %of     Total        Purcha   Broker
             of      Of       Purcha   Assets  Issued       sed
             Purcha  Shares   sed                           By
             se                                             Fund
Hartford     09/09/   $47.25   7,400   0.222%  $300,037,50  0.117%
Financial      02                                   0                Banc
                                                                     of
                                                                     Americ
                                                                     a
                                                                     Securi
                                                                     ties
                                                                     LLC;
                                                                     Salomo
                                                                     n
                                                                     Smith
                                                                     Barney
                                                                     ; A.G.
                                                                     Edward
                                                                     s &
                                                                     Sons,
                                                                     INC.;
                                                                     Edward
                                                                     D.
                                                                     Jones
                                                                     & Co.,
                                                                     L.P.;
                                                                     Goldma
                                                                     n,
                                                                     Sachs
                                                                     & Co.;
                                                                     Merril
                                                                     l
                                                                     Lynch
                                                                     & Co.;
                                                                     UBS
                                                                     Warbur
                                                                     g;
                                                                     Wachov
                                                                     ia
                                                                     Securi
                                                                     ties;
                                                                     Wells
                                                                     Fargo
                                                                     Securi
                                                                     ties,
                                                                     LLC
PPL Corp     09/12/   $30.50  15,600   0.302%  $442,250,00  0.108%
               02                                   0                JPMorg
                                                                     an;
                                                                     UBS
                                                                     Warbur
                                                                     g;
                                                                     Salomo
                                                                     n
                                                                     Smith
                                                                     Barney
                                                                     ;
                                                                     Wachov
                                                                     ia
                                                                     Securi
                                                                     ties;
                                                                     Janney
                                                                     Montgo
                                                                     mery
                                                                     Scott
                                                                     LLC
Chicago      12/05/   $35.00   1,600   0.029%  $166,287,45  0.034%
Mercantile     02                                   0                UBS
Exchange                                                             Warbur
                                                                     g;
                                                                     Salomo
                                                                     n
                                                                     Smith
                                                                     Barney
                                                                     ;
                                                                     JPMorg
                                                                     an;
                                                                     Willia
                                                                     m
                                                                     Blair
                                                                     &
                                                                     Compan
                                                                     y
Public       11/12/   $26.55  26,000   0.439%  $398,250,00  0.173%
Services       02                                   0                J.P.
Enterprise                                                           Morgan
Group                                                                Securi
                                                                     ties
                                                                     Inc.;
                                                                     Merril
                                                                     l
                                                                     Lynch,
                                                                     Pierce
                                                                     ,
                                                                     Fenner
                                                                     &
                                                                     Smith
                                                                     Incorp
                                                                     orated
                                                                     ;
                                                                     Salomo
                                                                     n
                                                                     Smith
                                                                     Barney
                                                                     Inc.;
                                                                     Credit
                                                                     Suisse
                                                                     First
                                                                     Boston
                                                                     Corpor
                                                                     ation;
                                                                     M.R.
                                                                     Beal &
                                                                     Compan
                                                                     y;
                                                                     Janney
                                                                     Montgo
                                                                     mery
                                                                     Scott
                                                                     LLC
Well Choice  11/07/   $25.00  12,500   0.169%  $417,369,57  0.090%
               02                                   5                UBS
                                                                     Warbur
                                                                     g;
                                                                     Bear,
                                                                     Stearn
                                                                     s &
                                                                     Co.
                                                                     Inc.;
                                                                     Goldma
                                                                     n,
                                                                     Sachs
                                                                     & Co.;
                                                                     JPMorg
                                                                     an;
                                                                     Salomo
                                                                     n
                                                                     Smith
                                                                     Barney
                                                                     ;
                                                                     Blaylo
                                                                     ck &
                                                                     Partne
                                                                     rs,
                                                                     L.P.;
                                                                     The
                                                                     Willia
                                                                     ms
                                                                     Capita
                                                                     l
                                                                     Group,
                                                                     L.P.
American     02/27/   $20.95  43,000   0.494%  $1,047,500,  0.573%
Electric       03                                  000               JPMorg
Power                                                                an;
                                                                     Salomo
                                                                     n
                                                                     Smith
                                                                     Barney
                                                                     ; Banc
                                                                     of
                                                                     Americ
                                                                     a
                                                                     Securi
                                                                     ties
                                                                     LLC;
                                                                     BNP
                                                                     Pariba
                                                                     s;
                                                                     Danske
                                                                     Market
                                                                     s;
                                                                     Goldma
                                                                     n,
                                                                     Sachs
                                                                     & Co.;
                                                                     Lehman
                                                                     Brothe
                                                                     rs;
                                                                     McDona
                                                                     ld
                                                                     Invest
                                                                     ments
                                                                     Inc.;
                                                                     UBS
                                                                     Warbur
                                                                     g
Apache Corp  01/16/   $61.00   5,600   0.175%  $500,200,00  0.068%
               03                                   0                Salomo
                                                                     n
                                                                     Smith
                                                                     Barney
                                                                     ; RBC
                                                                     Capita
                                                                     l
                                                                     Market
                                                                     s
Medicines    03/13/   $17.50  12,500   0.113%  $85,750,000  0.255%
Co.            03                                                    Bear,
                                                                     Stearn
                                                                     s &
                                                                     Co.
                                                                     Inc.;
                                                                     CIBC
                                                                     World
                                                                     Market
                                                                     s
                                                                     Corp.;
                                                                     Leerin
                                                                     k
                                                                     Swann
                                                                     &
                                                                     Compan
                                                                     y; WR
                                                                     Hambre
                                                                     cht &
                                                                     Co,
                                                                     LLC;
                                                                     Westfi
                                                                     eld
                                                                     Bakeri
                                                                     nk
                                                                     Brozak
                                                                     LLC
Valero       03/25/   $40.25   7,400   0.154%  $253,575,00  0.117%
               03                                   0                J.P.
                                                                     Morgan
                                                                     Securi
                                                                     ties
                                                                     Inc.